Miller/Howard High Income Equity Fund (the “Fund”)
Supplement dated November 16, 2018 to the Prospectus
dated March 2, 2018, as amended

At the annual meeting of shareholders of the Fund held on October 16, 2018, shareholders of the Fund approved a new investment advisory agreement between the Fund and Miller/Howard Investments, Inc. (“MHI”) (contemplating the transfer of ownership of MHI to an ESOP (the “ESOP Conversion”).  On November 15, 2018 the ESOP Conversion was completed.  Accordingly, the new investment advisory agreement took effect on November 15, 2018. The ESOP Conversion is described in greater detail in the Fund’s proxy statement dated August 23, 2018, and in the prospectus supplement dated July 19, 2018.

This supplement should be retained with your Prospectus for future reference.